UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) of THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2020

Intercontinental Exchange, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36198	46-2286804
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

5660 New Northside Drive, Third Floor, Atlanta, Georgia 30328

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (770) 857-4700

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	ICE	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 4, 2020, Intercontinental Exchange, Inc., a Delaware corporation (“ICE”), completed its acquisition (the “Acquisition”) of all of the issued and outstanding shares of common stock of Ellie Mae Intermediate Holdings I, Inc., a Delaware corporation (“Ellie Mae”), pursuant to the previously announced Stock Purchase Agreement, dated as of August 6, 2020 (the “Purchase Agreement”), by and among ICE, Ellie Mae and Ellie Mae Parent, LP, a Delaware limited partnership (the “Seller”).

Pursuant to the terms of the Purchase Agreement, ICE paid aggregate consideration of (a) $9.25 billion in cash, a portion of which was used to repay indebtedness and transaction expenses of Ellie Mae, and (b) 18,361,137 newly issued shares of ICE common stock (which had an aggregate value of approximately $1.93 billion based on the 10-day volume-weighted average price of shares of ICE common stock traded on the New York Stock Exchange during the period ended September 2, 2020, which was $105.13 per share), excluding amounts paid for cash held by Ellie Mae and its subsidiaries (together, the “Acquired Companies”) as of the date of the closing of the Acquisition (the “Closing,” and the date of the Closing, the “Closing Date”). The cash consideration paid by ICE is subject to post-Closing adjustments for the amount of indebtedness of, the unpaid transaction expenses incurred by and the amount of cash held by the Acquired Companies as of the Closing Date.

Pursuant to the terms of the Purchase Agreement, the shares of ICE common stock issued in connection with the Acquisition were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the private offering exemption provided by Section 4(a)(2) thereof. Contemporaneously with the Closing, ICE and the Seller entered into a Registration Rights Agreement, dated September 4, 2020 (the “Registration Rights Agreement”), that obligates ICE, on the terms and subject to the conditions set forth therein, to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) to register under the Securities Act the shares of ICE common stock issued to the Seller promptly, but in any event, no later than five business days following the Closing. The Registration Rights Agreement permits the Seller and certain of its permitted transferees to request up to four underwritten shelf offerings and grants demand registration rights if ICE is not eligible to file a registration statement on Form S-3. Other than certain underwritten offerings, if ICE proposes to register any shares of its common stock, whether in a primary or secondary offering, each holder of shares of ICE common stock that is party to the Registration Rights Agreement has the right to request to be included in such registration, subject to customary cutbacks. Under the Registration Rights Agreement, ICE has agreed to pay the fees and expenses associated with registration (excluding discounts and commissions and other selling expenses payable by the selling holders). The Registration Rights Agreement contains customary provisions with respect to registration proceedings, underwritten offerings and indemnity and contribution rights.

The foregoing description of the Acquisition, the Purchase Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to ICE’s Current Report on Form 8-K filed with the SEC on August 7, 2020, and is incorporated herein by reference, and the full text of the Registration Rights Agreement, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

As described above, pursuant to the terms and subject to the conditions of the Purchase Agreement, at the Closing, the Seller received shares of ICE common stock as consideration for the Acquisition. Those shares of ICE common stock were issued without registration under the Securities Act in reliance on the private offering exemption provided by Section 4(a)(2) thereof. In relying on the exemption from registration provided by Section 4(a)(2), ICE relied on representations from the Seller that it is an accredited investor as defined under Regulation D promulgated by the SEC under the Securities Act and that the Seller is acquiring the securities for investment purposes and not with a view to, or for sale in connection with, any distribution of such securities in violation of any federal or state securities laws; and the securities will bear a legend restricting their further transfer or sale until they have been registered under the Securities Act or an exemption from registration thereunder is available.

The disclosure in Item 2.01 of this Current Report is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 4, 2020, ICE issued a press release (the “Press Release”) announcing the Closing. A copy of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01, including the Press Release, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of August 6, 2020, by and among Intercontinental Exchange, Inc., Ellie Mae Intermediate Holdings I, Inc. and Ellie Mae Parent, LP (incorporated by reference to Exhibit 2.1 to ICE’s current Report on Form 8-K filed with the SEC on August 7, 2020).*

4.1	Registration Rights Agreement, dated September 4, 2020, by and between Intercontinental Exchange, Inc. and Ellie Mae Parent, LP.*

99.1	Press release, dated September 4, 2020.

104	The cover page from Intercontinental Exchange, Inc.’s Current Report on Form 8-K, formatted in Inline XBRL.

* Certain exhibits and similar attachments to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or other attachment will be furnished supplementally to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss our future expectations or state other “forward-looking” information. Forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. ICE cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement.

Forward-looking statements include, but are not limited to, statements about the benefits of the Acquisition, including future financial results, ICE’s plans, objectives, expectations and intentions and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in ICE’s filings with the SEC. These risks and uncertainties include, without limitation, the following: the possibility that any of the anticipated benefits of the proposed transaction will not be realized; the risk that integration of Ellie Mae’s operations with those of ICE will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the transaction on ICE’s or the combined company’s respective business relationships, operating results and business generally; the possibility that the anticipated synergies and cost savings of the Acquisition will not be realized, or will not be realized within the expected time period; diversion of management’s attention from ongoing business operations and opportunities; general competitive, economic, political and market conditions and fluctuations; the impacts of the COVID-19 pandemic on ICE’s business, results of operations and financial condition as well as the broader business environment; actions taken or conditions imposed by the United States and foreign governments or regulatory authorities; and adverse outcomes of pending or threatened litigation or government investigations. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see ICE’s SEC filings, including, but not limited to, ICE’s most recent Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on February 6, 2020, and ICE’s most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, as filed with the SEC on July 30, 2020. These filings are available in the Investors section of ICE’s website. ICE cautions you not to place undue reliance on these forward-looking statements. Any forward-looking statement speaks only as of the date on which such statement is made. Except for any obligations to disclose material information under the federal securities laws, ICE undertakes no obligation to publicly update any forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: September 4, 2020	By:	/s/ Andrew J. Surdykowski
Andrew J. Surdykowski
General Counsel